UNRIVALED.

ABOUT US: ELEVATING & CELEBRATING CANNABIS.



APRIL 2023 // OTCQB: UNRV

FORWARD LOOKING STATEMENTS

STATEMENTS IN THIS PRESENTATION MAY BE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. WORDS SUCH AS "ANTICIPATE", "BELIEVE", "ESTIMATE", "EXPECT", "INTEND", AND SIMILAR EXPRESSIONS, AS THEY RELATE TO THE COMPANY OR ITS MANAGEMENT, IDENTIFY FORWARD-LOOKING STATEMENTS. THESE STATEMENTS ARE BASED ON CURRENT EXPECTATIONS, ESTIMATES, AND PROJECTIONS ABOUT THE COMPANY'S BUSINESS, BASED, IN PART, ON ASSUMPTIONS MADE BY MANAGEMENT. THESE STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND INVOLVE RISKS, UNCERTAINTIES, AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT. THEREFORE, ACTUAL OUTCOMES AND RESULTS MAY, AND PROBABLY WILL, DIFFER MATERIALLY FROM WHAT IS EXPRESSED OR FORECASTED IN SUCH FORWARD-LOOKING STATEMENT DUE TO NUMEROUS FACTORS, INCLUDING THOSE DESCRIBED ABOVE AND THOSE RISKS DISCUSSED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. IN ADDITION, SUCH STATEMENTS COULD BE AFFECTED BY A WIDE VARIETY OF RISKS AND UNCERTAINTIES RELATED TO OUR OPERATIONS, GENERAL INDUSTRY AND MARKET CONDITIONS, AND GROWTH RATES AND GENERAL ECONOMIC CONDITIONS. ANY FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE ON WHICH THEY ARE MADE, AND THE COMPANY DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENT TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE OF THIS PRESENTATION. INFORMATION ON THE COMPANY'S WEBSITE DOES NOT CONSTITUTE A PART OF THIS PRESENTATION.

UNLESS OTHERWISE NOTED, THE INDUSTRY AND MARKET DATA CONTAINED HEREIN ARE BASED UPON MANAGEMENT ESTIMATES AND INDUSTRY AND MARKET PUBLICATIONS. THE INFORMATION FROM INDUSTRY AND MARKET PUBLICATIONS HAS BEEN OBTAINED FROM SOURCES BELIEVED TO BE RELIABLE, BUT THERE CAN BE NO ASSURANCE AS TO THE ACCURACY OR COMPLETENESS OF THE INCLUDED INFORMATION AND THE COMPANY MAKES NO REPRESENTATION OR WARRANTY WITH RESPECT TO THE ACCURACY OF SUCH INFORMATION. THE COMPANY HAS NOT INDEPENDENTLY VERIFIED ANY OF THE DATA FROM THIRD PARTY SOURCES NOR HAS THE COMPANY ASCERTAINED THE UNDERLYING ASSUMPTIONS RELIED UPON THEREIN.

THE INFORMATION PROVIDED IN THIS PRESENTATION IS NOT INTENDED TO AND SHALL NOT BE CONSTRUED AS AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OF THE COMPANY OFFERS TO PURCHASE OUR SECURITIES IN A FINANCING TRANSACTION, IF AND WHEN MADE, WILL BE MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

THE NEW UNRIVALED.

- UNRIVALED BRANDS WAS FORMED IN JULY 2021 AS A RESULT OF THE MERGER OF PUBLICLY-TRADED TERRA TECH CORP AND UMBRLA INC.
- THE PLAN WAS TO OPERATE A FULLY-INTEGRATED WEST COAST MSO CONSISTING OF RETAIL, CULTIVATION, DISTRIBUTION, DELIVERY, AND SEVERAL CANNABIS BRANDS IN CALIFORNIA, OREGON, WASHINGTON, NEVADA, AND ARIZONA
- HOWEVER, LIKE MANY COMPANIES IN THE CALIFORNIA CANNABIS SPACE, UNRIVALED WAS *NOT* POSITIONED TO SURVIVE THE TUMULT OF THE POST-PANDEMIC CANNABIS MARKET
- IN AUGUST 2022, FOLLOWING RECURRING TURNOVER IN CORPORATE LEADERSHIP AND LIKELY INSOLVENCY WITHIN THE MONTH, A REORGANIZATION EFFORT WAS UNDERTAKEN BY THE NEW INTERIM CEO, SABAS CARRILLO

THE NEW UNRIVALED.

1.) ADDED A **STRONG** MANAGEMENT TEAM REFOCUSED *SOLELY* ON REVITALIZING UNRIVALED'S KEY ASSETS IN THE CALIFORNIA MARKET	**2.)** DISPOSED OR SHUTTERED ALL NON-PERFORMING ASSETS *INCLUDING* SEVERAL CANNABIS BRANDS
3.) **STRENGTHENED** THE BALANCE SHEET BY REVALUING ASSETS TO FAIR VALUE, SELLING OR ELIMINATING SUBSTANTIAL LIABILITIES, RENEGOTIATING DEBT, SETTLING OUTSTANDING LITIGATION, AND REPAIRING TIES WITH KEY VENDORS	**4.)** **BUILT** A NEW UNRIVALED CANNABIS CULTURE EMPHASIZING EMPLOYEES, CUSTOMERS, AND AN OLD SCHOOL CALIFORNIA CANNABIS ETHOS

5 MONTHS OF ACCOMPLISHMENTS:

LIABILITIES AND DEBT WERE REDUCED BY $50M (40% REDUCTION)

2022 Q4 OPERATING RESULTS REFLECTED A *SUBSTANTIAL* TURNAROUND VS Q3:

GROSS MARGINS *ROSE* TO 44% FROM 30% YTD IN SEPTEMBER AND 26% FROM THE PRIOR YEAR

CASH OVERHEAD *DECREASED* 44% TO $3.5M FROM $6.4M IN Q3

POSITIVE $3.6M NET INCOME VS $120M LOSS IN Q3

POSITIVE $1.4M CASH-BASED EBITDA FROM CONTINUING OPERATIONS VS $2.6M LOSS IN Q3

POSITIVE $2.5M CASH-BASED RETAIL 4-WALL EBITDA VS $1M IN Q3

REDUCED CULTIVATION / DISTRIBUTION LOSS TO $900K VS $8.3M LOSS IN Q3

THE OPPORTUNITY:


GROWTH CAPITAL PROVIDES UNRIVALED LIQUIDITY
UNRV EQUITY PROVIDES LIQUIDITY TO DISTRESSED ASSET SELLERS
STOCK APPRECIATION THROUGH CASHLESS ACQUISITION OF MARQUEE ASSETS
UNRIVALED BUILDS PORTFOLIO OF ACCRETIVE ASSETS
UNRV STOCK APPRECIATION CREATES INVESTOR LIQUIDITY

THE OPPORTUNITY

IN A MARKET EXPLODING WITH DISTRESSED OR ILLIQUID ASSETS, UNRIVALED IS: UNIQUELY POSITIONED TO BUILD A PORTFOLIO OF HIGH-PERFORMING, BRANDED RETAIL ASSETS

- THE KEY TO UNLOCKING OPPORTUNITY IN A CHALLENGING ECONOMIC MARKET IS LIQUIDITY
- UNRIVALED EQUITY PROVIDES INVESTOR LIQUIDITY THROUGH PUBLIC MARKET ACCESS AND TRADING VOLUME
- DESPITE A DIFFICULT MARKET AND INCOMPLETE COMPANY TURNAROUND, UNRIVALED TESTED ITS NO-CASH/EQUITY-DRIVEN GROWTH STRATEGY IN Q4
- LEVERAGING LONG-STANDING, SUCCESSFUL CANNABIS RELATIONSHIPS, UNRIVALED EXECUTED AGREEMENTS TO MANAGE AND POTENTIALLY ACQUIRE TWO COOKIES-BRANDED RETAIL STORES IN NORTHERN CALIFORNIA. THIS INITIATIVE CAN BE EXPANDED TO INCLUDE ADDITIONAL STORES
- UNRIVALED WILL BE SEEKING OUTSIDE INVESTMENT TO FURTHER THIS LOW-COST STRATEGY AND ALSO EXPAND OUR SOUTHERN CALIFORNIA RETAIL FOOTPRINT BY BUILDING OUT 3 EXISTING LICENSED SITES WITH LICENSES IN PREMIUM LOCATIONS: COSTA MESA, RIVERSIDE, AND DOWNTOWN LOS ANGELES

THIS IS OUR STORY.

THE LARGEST CANNABIS MARKET IN THE WORLD.


QUARTERLY CA CANNABIS REVENUE
TREND LINE
QUARTERLY REVENUE
GROWTH
$1,800,000,000
$1,600,000,000
$1,400,000,000
$1,200,000,000
$1,000,000,000
$800,000,000
$600,000,000
$400,000,000
$200,000,000
$0
COVID & IMPACT OF STIMULUS
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2018
2019
2020
2021
2022

STATS:

- THE CA CANNABIS MARKET HAS REALIZED CONSIDERABLE GROWTH SINCE 2018; WITH A NOTABLE INCREASE IN REVENUES DURING COVID. CANNABIS HAS SHOWN THAT IT HAS BECOME AN *EVEN MORE POPULAR* COMMODITY IN A DEPRESSED MARKET
- AFTER COVID LOCKDOWNS, CA CANNABIS MARKET REVENUES HAVE REMAINED ON TREND*; *NOT* COLLAPSED AS FREQUENTLY REPORTED IN THE MEDIA
- AT THE SAME TIME, THE NUMBER OF LICENSES HAS *INCREASED.* RETAIL LICENSES IN CA WERE REPORTED AT 336 IN MAY 2018, 866 IN JAN 2022, AND NOW *OVER 1,300*

*CDTFA

CALIFORNIA RETAIL LANDSCAPE

STIIIZY

CATALYST

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MARCH AND ASH

NUG

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THE WORLD'S MOST REVERED CANNABIS COMES FROM CALIFORNIA.

ACCORDING TO HEADSET, THE STATE CURRENTLY CARRIES 500+ DIFFERENT BRANDS ACROSS MULTIPLE CATEGORIES, SOLD IN OVER 1,000 RETAILERS.

TOTAL LEGAL REVENUE IS REPORTED AT $5B FOR 2022.* THE TOP 50 BRANDS REPRESENT ALMOST $3B OF THAT REVENUE.

THE DESIRE FOR CANNABIS CULTIVATED IN CALIFORNIA, AND BRANDS ASSOCIATED WITH CALIFORNIA, WILL NOT WANE – AND WILL BE A STRONG SELLING POINT WITH AND WITHOUT FEDERAL LEGALIZATION.

CONNECTED CANNABIS CO

DR. GREEN THUMB'S

HARBORSIDE

CALIVA

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MedMen

*MJBIZ

ABOUT US:

ELEVATING & CELEBRATING CANNABIS.



WHO WE ARE.

WE ARE **SEASONED** RETAIL OPERATORS WITH SOME OF THE BEST ASSETS IN THE STATE

WE ARE EXPERTS AT FINANCIAL TRANSACTIONS, WITH A **LONG HISTORY** IN THE CANNABIS SPACE

WE HAVE **DEEP RELATIONSHIPS** AND HISTORY WITH OTHER OPERATORS AND BRANDS

WE ARE **EXPERT** MARKETERS

WE **KNOW** OMNI-CHANNEL

WE KNOW HOW TO USE **DATA TO DRIVE** CUSTOMER BEHAVIOR

WE ARE OWNERS OF THE **OG BRAND**, KOROVA

WHAT WE DO.

WE HELP PEOPLE FEEL GOOD.

AT OUR CORE, WE'RE CALIFORNIANS AND WE BELIEVE THAT CANNABIS CAN CHANGE PEOPLE'S LIVES FOR THE BETTER. IT'S THE ONE THING THAT TRULY UNITES US. WE KNOW THAT CULTURE IS OUR KEY TO SUCCESS. WE BELIEVE THAT CUSTOMERS WILL CHOOSE TO SHOP IN A PLACE THAT MAKES THEM FEEL GOOD AND WHERE CULTURE MATTERS. WE'RE HERE TO LIFT EACH OTHER UP AND THRIVE IN THE CALIFORNIA SUN. WE'LL BE HERE MAKING GOOD THINGS HAPPEN.

UNRIVALED.

OUR PLAYBOOK.

EXPERIENCED LEADERSHIP

RIGHTSIZE & STABILIZE

CULTURE DRIVEN EXECUTION

CONTEXT.

OUR TEAM IS MADE UP OF LONG-STANDING CANNABIS EXPERTS AND CONSUMERS

TOGETHER WE ARE A UNIQUE COLLECTION OF COMPETENCIES THAT HAVE COALESCED TO BE A FORCE OF CHANGE FOR THE INDUSTRY

THE RIGHT TEAM CONTROLLING THE RIGHT ASSETS EXECUTING THE RIGHT PLAN


KOROVA
UNRIVALED POTENCY
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EXPERIENCED LEADERSHIP.

OUR CEO.



12 TWELVE · Cookies · MedMen · MESH VENTURES · terra tech · weedmaps

SABAS CARRILLO, OUR DIRECTOR, CHAIRMAN AND CHIEF EXECUTIVE OFFICER, IS THE FOUNDER AND CEO OF ADNANT, LLC, AN ACCOUNTING AND CONSULTING FIRM FOCUSED ON THE CANNABIS INDUSTRY WITH AN EXPERTISE IN ADVISING COMPANIES ON THE GO-PUBLIC PROCESS.

MR. CARRILLO HAS OVER 18 YEARS OF EXPERIENCE IN ACCOUNTING AND OVER 12 YEARS OF EXPERIENCE WORKING EXCLUSIVELY WITH START-UPS, HAVING HELPED FOUND, GROW, AND LEAD COMPANIES THROUGH SUCCESSFUL EXITS. HE FOCUSES ON CREATING AND TAKING PUBLIC INNOVATIVE COMPANIES WITH HIGH GROWTH POTENTIAL AND IS AN SEC FINANCIAL REPORTING EXPERT WITH EXTENSIVE EXPERIENCE IN M&A WORK.

HE SERVES AS INTERIM CFO FOR COOKIES CREATIVE CONSULTING & PROMOTIONS INC. AND WAS ON THE GO-PUBLIC TEAM FOR WEEDMAPS AND GENERAL CANNABIS, INC., A PUBLICLY TRADED COMPANY (OTC: CANN) FROM 2010 TO 2012. IN 2014, MR. CARRILLO LED THE TEAM THAT TOOK THE FIRST CANNABIS DISPENSARY PUBLIC, BLÜM OAKLAND, ON BEHALF OF TERRA TECH CORP. (OTC: TRTC).

MR. CARRILLO IS CO-FOUNDER AND CFO OF TWO CANNABIS-FOCUSED FUNDS: MESH VENTURES AND 1212 VENTURES. MR. CARRILLO RECEIVED HIS B.A. IN ECONOMICS WITH A MINOR IN COMPUTER PROGRAMMING FROM THE UNIVERSITY OF CALIFORNIA, LOS ANGELES.

KEY CORPORATE OFFICERS.



Cookies ADNANT verano

PATTY CHAN, CFO - MASTER NEGOTIATOR WITH EXPERTISE IN CANNABIS, REAL ESTATE, MANUFACTURING, DISTRIBUTION & RETAIL. HIGHLY SEASONED AT FINANCIAL MANAGEMENT, EQUITY FUNDRAISING, RESTRUCTURING, AND TAKING COMPANIES PUBLIC. IDENTIFIES OPPORTUNITIES TO DRAMATICALLY REDUCE COSTS WHILE NOT IMPEDING GROWTH.



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TRACY McCOURT, CRO - OBSESSIVELY FOCUSED ON CUSTOMER BEHAVIOR. AN OMNI-CHANNEL RETAIL AND MARKETING EXPERT WHO UNDERSTANDS HOW TO USE DATA TO IDENTIFY WHAT MAKES CUSTOMERS MORE LOYAL, EFFECTIVELY TARGET NEW CUSTOMERS, AND INCREASE PURCHASING FREQUENCY.



Disney 3PL Central MedMen

JIM MILLER, COO - FINANCIAL AND OPERATIONAL LEADER WITH 30+ YEARS LEADING BOTH FORTUNE 500 AND ENTREPRENEURIAL COMPANIES. EXPERIENCED IN BUILDING SCALABLE, INTEGRATED CANNABIS ORGANIZATIONS. FINANCIAL LEADER ON MULTIPLE M&A EXITS AND BUSINESS ACQUISITIONS, ADEPT AT BUILDING AND MANAGING SCALABLE ORGANIZATION.



OUR TEAM.

THROUGHOUT THE ORGANIZATION, OUR PEOPLE MAKE US WHO WE ARE.

RIGHTSIZE & STABILIZE.



KEY TURNAROUND ACCOMPLISHMENTS

RETAIL OPERATIONS

- CLOSED BLUM DISPENSARY IN SAN LEANDRO IN JUNE 2022; NEW MANAGEMENT RE-OPENED STORE IN Q4 UNDER MANAGEMENT AGREEMENT
- CEASED RETAIL AND DELIVERY SERVICES OF SILVERSTREAK AND RENEGOTIATED DEBT RELATED TO ACQUISITION
- SOLD REMAINING MEMBERSHIP INTERESTS OF NULEAF STORES IN RENO, NEVADA
- ENTERED INTO BINDING LOI'S WITH PURCHASE OPTIONS FOR COOKIES-BRANDED STORES IN REDDING AND OAKLAND, CALIFORNIA
- SUCCESSFULLY DEFENDED LITIGATION RELATED TO PEOPLE'S ACQUISITION

CULTIVATION & DISTRIBUTION OPERATIONS

- CONSOLIDATED CULTIVATION OPERATIONS AT HEGENBERGER FACILITY; CLOSED OPERATIONS AT WEST GRAND
- SOLD REMAINING MEMBERSHIP INTERESTS IN NULEAF SPARKS CULTIVATION IN SPARKS, NEVADA
- SOLD REAL ESTATE HOLDINGS IN SPANISH SPRINGS, NV AND 620 DYER ROAD PROPERTY.
- SOLD OREGON CULTIVATION AND DISTRIBUTION ASSETS (LTRMN, PSYCHONAUT, DISTRO OR)

CORPORATE OPERATIONS

- STARTED A $2 MILLION CAPITAL RAISE OF SERIES V PREFERRED SHARES; ROUND CLOSED IN FEBRUARY 2023
- IMPLEMENTED HEADCOUNT AND OVERHEAD COST SAVINGS PROGRAMS
- CREATED INITIATIVES TO SOLIDIFY COMPANY CULTURE, ALIGN EMPLOYEE INCENTIVES, IMPLEMENT NEW ERP AND CUSTOMER LOYALTY SOLUTION AND OTHER DATA-DRIVEN MANAGEMENT PROCESSES

BRAND OPERATIONS

- RECONCILED FINANCIAL ISSUES WITH DISTRIBUTION PARTNERS ACROSS ALL ACCOUNTS
- RELOCATED AND CONSOLIDATED OPERATIONS & MANUFACTURING
- CLOSED DISTRIBUTION AND NEGOTIATED OUT OF A LONG-TERM LEASE

EXPERIENCED LEADERSHIP

RIGHTSIZE & STABILIZE

CULTURE DRIVEN EXECUTION

KEY TURNAROUND RESULTS*

($000's)

Balance Sheet Improvements:	Increase/ (Decrease) From 2021
Long-Term Asset Writedowns	($210,627)
Liability Reductions	($50,177)

Income Statement Changes:	Q4 2022	Q4 2021	Increase/ (Decrease) From 2021
Revenue	$8,726	$20,480	($11,754)
Cost of Goods Sold	$4,905	$12,923	($8,018)
Gross Margin	$3,821 44%	$7,557 37%	($3,736) 7%
Operating Expenses	$4,114	$17,841	($13,727)
Income/(Loss) from Operations	$8,773	($13,322)	$22,095
Net Income/(Loss)	$3,566	($9,740)	$13,306
EBITDA	$9,694	($2,800)	$12,494
Cash EBITDA - Continuing Operations	$1,395	($6,177)	$7,572

- NEW MANAGEMENT'S 2022 TURNAROUND HAD *SIGNIFICANT* POSITIVE IMPACT ON THE COMPANY'S FINANCIAL STATEMENTS
- CURRENT AND LONG-TERM LIABILITIES HAVE BEEN ELIMINATED OR RESTRUCTURED RESULTING IN A 40% REDUCTION FROM 2021
- REVENUE AND OPERATING EXPENSES *DECREASED* DUE TO CLOSURE OR SALES OF 2 UNPROFITABLE RETAIL STORES, CULTIVATION, AND DISTRIBUTION BUSINESSES
- LONG-TERM ASSET WRITE DOWNS WERE MAINLY RECORDED IN Q3
- Q4 2022 OPERATING INCOME INCLUDES A $9.1M GAIN ON ASSET SALES

*Unrivaled Audited 2022 Results. Should be read in conjunction with our annual report on Form 10-K.

OUR PORTFOLIO.



- COOKIES LOCATION **OAKLAND**
- COOKIES LOCATION **REDDING**
- PENDING DISPENSARY **COSTA MESA**
- PENDING DISPENSARY **DTLA**
- PENDING DISPENSARY **RIVERSIDE**
- DISPENSARY **OAKLAND**
- DISPENSARY **SAN LEANDRO**
- DISPENSARY **SANTA ANA**
- DISPENSARY **COSTA MESA**
- DELIVERY SERVICE **ALAMEDA COUNTY**
- DELIVERY SERVICE **ORANGE COUNTY**
- CULTIVATION **OAKLAND**

PEOPLE'S

STATS / OVERVIEW:

- RETAIL DISPENSARY
- LOCATED IN SANTA ANA, CA
- ONE OF THE MOST SUCCESSFUL DISPENSARIES IN CA
- AVERAGING OVER 900 VISITORS DAILY
- 7,600 SQ FT TOTAL SPACE/5000 SQ FT TOTAL SELLING SPACE
- UNIQUE PROPERTY WITH 2 STORIES AND FREEWAY VISIBLE
- FREEWAY BILLBOARD GETS 4.2M IMPRESSIONS PER MONTH
- IN THE PROCESS OF REBRANDING NAME BY FALL 2023
- DELIVERY SERVICE WITH 11 VEHICLES OPERATING
- PARKING LOT WITH 20+ AVAILABLE SPACES
- 3 ADDITIONAL LICENSES (INFO ON NEXT SLIDE)

CUSTOMER:

- 382,000 MEMBERS IN DATABASE
- 200,000 PURCHASING CUSTOMERS EACH YEAR
- 42.4% REPEAT RATE
- $255 - AVERAGE SPEND PER CUSTOMER ANNUALLY
- 64% OF CUSTOMERS ARE 21-44 YEARS OLD



PEOPLE'S

01 DTLA

1149 S. LOS ANGELES ST
27,000 SQ FT
4 STORIES + ROOFTOP & BASEMENT
LOCATED IN FASHION DISTRICT; EST. 19,000,000 VISITORS IN 2021



02 COSTA MESA

1844 NEWPORT BLVD
12,200 SQ FT
AAA LOCATION
77,000K DAILY DRIVER IMPRESSIONS



03 RIVERSIDE

125 LA CADENA DR
4,400 SQ FT
AAA LOCATION NEXT TO FREEWAY



THE SPOT



STATS / OVERVIEW:

- RETAIL DISPENSARY
- A TRUE CONNOISSEURS CLUB OF ORANGE COUNTY SINCE 2017
- 1,500 SQ FT SELLING SPACE/3,025 SQ FT TOTAL SPACE
- 2 VEHICLE DELIVERY SERVICE
- 52 PARKING SPOTS + STREET PARKING

CUSTOMER:

- 110,000 MEMBERS IN DATABASE
- 47,000 PURCHASING CUSTOMERS EACH YEAR
- 39.8% REPEAT RATE
- $264 AVERAGE SPEND PER CUSTOMER ANNUALLY
- 79% OF CUSTOMERS ARE 21-44 YEARS OLD

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OAKLAND STORE STATS / OVERVIEW:

- RETAIL DISPENSARY, SINCE 2012
- 17,000 SQ FT TOTAL SPACE/760 SQ FT RETAIL SELLING SPACE
- 5 BUILDINGS TOTAL
- 18 PARKING SPOTS IN A GUARDED AND SECURE PARKING LOT
- 211,000 MEMBERS IN DATABASE
- 48,000 PURCHASING CUSTOMERS EACH YEAR
- 38% REPEAT RATE
- $173 – AVERAGE SPEND PER CUSTOMER ANNUALLY
- 76% OF CUSTOMERS ARE 21-44 YEARS OLD

SAN LEANDRO STATS / OVERVIEW:

- RETAIL DISPENSARY; REOPENED MARCH 2023 / SOFT LAUNCH Q4 2022
- 33,504 SQ FT/1,200 RETAIL SELLING SPACE
- 28 SPOT PARKING LOT
- 22,000 MEMBERS IN DATABASE
- 41.8% REPEAT RATE
- $159 – AVERAGE SPEND PER CUSTOMER ANNUALLY
- 73% OF CUSTOMERS ARE 21-44 YEARS OLD

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STATS:

- RETAIL DISPENSARY - MSA LOI SIGNED DECEMBER 2022 (FULL TAKEOVER TARGETED Q2 2023)
- HOMETOWN HERO OF THE OAKLAND COMMUNITY
- 1,120 SQ FT SELLING SPACE/2,200 SQ FT TOTAL SPACE
- LARGE GROWTH OPPORTUNITY

CUSTOMER:

- 18,000 MEMBERS IN DATABASE
- 47,000 PURCHASING CUSTOMERS EACH YEAR
- 81% OF CUSTOMERS ARE 21-44 YEARS OLD

THE CULT.

STATS:

- 4,000 SQ FT. FLOWERING CANOPY IN OAKLAND, CA
- 13,000 TOTAL SQ FT. FACILITY
- 240 FLOWERING LIGHTS
- 4 FLOWERING ROOMS
- 2.4+/- POUNDS PER LIGHT AVERAGE
- 18 HARVESTS PER YEAR = ~2,700 POUNDS ANNUALLY
- ON-SITE PROPAGATION
- BUILT STATE OF THE ART IN 2017
- REMOTE ATMOSPHERIC CONTROL



KOROVA™

10 YEARS

STATS:

- LEGACY BRAND WITH OVER A DECADE IN THE GAME
- TWO FOUNDERS REMAIN ON UNRIVALED TEAM
- BORN IN THE TRADITIONAL MARKET IN OAKLAND, CA
- ESTABLISHED 2010; REGULATED MARKET IN 2018
- CREATORS OF THE LEGENDARY 1,000 MG THC BLACK BAR
- 4000+ SEARCHES THROUGH GOOGLE EACH MONTH
- BRAND APPEAL EXTENDS BEYOND CANNABIS

KOROVA



CULTURE DRIVEN EXECUTION.


KOROVA
UNRIVALED.

OUR CORE VALUES



CUSTOMER

THE CUSTOMER ALWAYS COMES FIRST. THIS CORE VALUE SHAPES THE WAY WE OPERATE AND DIRECTS OUR INTERNAL COMPASS FOR EVERY DECISION WE MAKE, FROM THE PREMIUM QUALITY OF OUR PRODUCT TO THE CUSTOMIZED EXPERIENCES WE CREATE IN OUR RETAIL STORES.

CANNABIS

WE LOVE AND RESPECT THIS POWERFUL PLANT. WE STAND BY THE PRODUCTS WE SELL AND ARE PASSIONATE ABOUT CURATING THE FINEST ASSORTMENT FOR OUR CUSTOMERS.

COMMUNITY

CREATE COMMUNITIES THROUGH SHARED VALUES & INTERESTS. WE ARE COMMITTED TO IMPROVING THE LIVES OF THE PEOPLE IN THE COMMUNITIES WE SERVE.

CULTURE

AUTHENTICITY STICKS TO WHAT IT KNOWS TO BE TRUE AND DOESN'T LET GO. WE WANT TO WORK WITH PEOPLE THAT WE WOULD SMOKE WITH. WE ALSO HONOR THE CANNABIS CULTURE AND THOSE THAT CAME BEFORE US. WE ARE DEDICATED TO HONESTY, INTEGRITY, AND FAIR TREATMENT OF EMPLOYEES AND BUSINESS PARTNERS.

THE RIGHT PLAN: RETAIL

KNOW THE CUSTOMER:

- CREATE A CRM INITIATIVE THAT DEFINES AND CUSTOMIZES OUR CUSTOMER CONTACT STRATEGY BASED ON CUSTOMER BEHAVIORS
- INVEST IN NEW CUSTOMER LOYALTY PROGRAM TO INCREASE PURCHASING FREQUENCY OF THE CUSTOMER BASE, AS WELL AS OVERALL RETENTION OF CUSTOMERS

KNOW THE DATA: IMPLEMENT A DATA-DRIVEN APPROACH FOR IMPROVED CONTROL AND ACCOUNTABILITY

ACQUIRE NEW CUSTOMERS:

- LAUNCH AN ROI FOCUSED, AND OMNI-CHANNEL MARKETING STRATEGY
- CREATE NEW MARKETING INITIATIVES FOCUSED ON NEW CUSTOMER ACQUISITION BY DOOR

INVEST IN OUR EMPLOYEES: MAKE UNRIVALED A GREAT PLACE TO WORK

TAILOR PRODUCT INVENTORY AND PRICING BY DOOR: ALWAYS MEET CUSTOMERS NEEDS, IMPROVE MARGINS, LOCK IN CASH FLOW AND CREATE PARTNERSHIP OPPORTUNITIES WITH KEY BRANDS

THE RIGHT PLAN: KOROVA™



RESPECT THE FANS: RELENTLESSLY GUARD PRODUCT QUALITY - DO IT WELL, KEEP IT FRESH

BE UBIQUITOUS: PARTNER WITH LOCALIZED SALES TEAMS TO INCREASE RETAIL FOOTPRINT THROUGHOUT THE STATE

PUSH THE BRAND TO NEW PLACES: APPAREL, ART

LEVERAGE OUR GROW TO SUPPORT OUR RETAIL: LOW-COST WHITE LABEL UNITS DRIVE SALES, IMPROVE DATA CAPTURE, AND CREATE UPSELL OPPORTUNITIES

KNOW YOUR PLACE: A SOLID MID-TIER FLOWER WITH A POTENT PUNCH, AND PROVIDER OF INNOVATIVE EDIBLES

EXPAND THE BRAND: EXPLORE OPPORTUNITY TO GROW BRAND BY LICENSING OUT OF STATE

CULTURE WINS.

WE ARE INSPIRED BY BRANDS THAT LEAD WITH CULTURE AND CREATE ADVOCATE COMMUNITIES

77% OF CONSUMERS ARE WILLING TO SPEND MORE ON A BRAND THEY PERCEIVE AS AUTHENTIC*- ***WHY?***

THEY KNOW THAT BRANDS THAT USE THEIR INFLUENCE AND IMPACT ON THE WORLD *MAKE US FEEL HOPEFUL*

Zappos.com
THE NORTH FACE
WHOLE FOODS MARKET
patagonia
NIKE
COSTCO WHOLESALE

*HAWK PARTNERS BRAND AUTHENTICITY INDEX STUDY

THE GREAT MISTAKE.



(AND THE GREAT SOLUTION)

THE GREAT MISTAKE:

CANNABIS CULTURE WARS ARE THE *PRIME ENEMY* OF OUR INDUSTRY.



THIS POLARIZING STRATEGY RESULTS IN FRACTURING AMONG OPERATORS AND THE RESULT IS DEVASTATING TO MANY.

THE GREAT SOLUTION:

THINK LIKE THE PLANT.

THRIVE IN HARMONIOUS CONDITIONS AMONG OTHER PLANTS, AND GROW STRONGER *TOGETHER*

- (COALESCE AROUND TAX AND LEGISLATIVE IMPROVEMENTS)

EXHIBIT INCREDIBLE *STRENGTH* AND DURABILITY

- (CONTINUAL MARKET GROWTH ACROSS NATION)

SHOW *APPRECIATION* FOR BEING SUPPORTED, GROWN, AND CARED FOR

- (EMPLOYEE EQUITY PROGRAM)

SHOW *RESPECT* FOR WHERE IT CAME FROM (TRADITIONAL MARKET)

- (INDUSTRY OG > CORPORATE EXECUTIVES)



THE GREAT SOLUTION:



CULTURE WINS.

- REMAIN AUTHENTIC. STICK TO WHAT WE KNOW TO BE TRUE AND NEVER LET GO
- BRANDS CREATE PRODUCTS THAT SERVE THE VALUES AND NEEDS OF THE COMMUNITY
- OPERATORS MUST REFLECT THE COMMUNITY, BUDTENDERS, AND GROWERS

CULTURE CREATES COMMUNITY

EXCEED EXPECTATIONS OF EMPLOYEES, CUSTOMERS, AND SHAREHOLDERS ACROSS EVERY TOUCHPOINT.
THE WINS WILL FOLLOW.

UNRIVALED.

EMAIL: INVESTORS@UNRIVALEDBRANDS.COM

